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                      FIRST AMENDMENT TO LEASE AGREEMENT        EXHIBIT 10.12.2

     This Amendment is made as of February 7, 1997, to that certain Lease Agreement (the "Lease Agreement"), dated December 13, 1996, between Lithia Properties, L.L.C., an Oregon limited liability company ("Landlord") and Lithia Motors, Inc., an Oregon corporation ("Tenant") relating to the real property located in Medford, Oregon, at the following addresses:

360 E. Jackson St.            401 E. 4th St.
325 E. Jackson St.            326 N. Bartlett
345 E. Bartlett St.

     Whereas Landlord and Tenant desire to modify certain provisions of the Lease Agreement, and Section 13.16 of such Lease Agreement provides that any change to the Lease Agreement must be in writing executed by the parties thereto;

     The undersigned Landlord and Tenant hereby agree as follows:

1.   Section 1.3 of the Lease Agreement is amended to read as follows:

          "EXPIRATION DATE.        December 31, 2011."

2.   Section 1.9 of the Lease Agreement is amended to read as follows:

          "TERM. Fifteen-year period commencing on the Commencement Date and expiring December 31, 2011, if not terminated earlier pursuant to the terms of this Lease."

3. The last sentence of the first paragraph of Section 3.3 of the Lease Agreement is amended to read:

          "As soon as the monthly rent for the ensuing year is established, Landlord shall give Tenant notice of the amount of monthly rent therefor."

4. All other provisions of the Lease Agreement are hereby ratified and confirmed and remain in full force and effect.


     Landlord and Tenant have executed this First Amendment as of February 7, 1997.


     Landlord:                LITHIA PROPERTIES, L.L.C.


                              By  /s/ Sidney B. DeBoer, Managing Member
                                  --------------------------------------------

     Tenant:                  LITHIA MOTORS, INC.


                              By  /s/ Sidney B. DeBoer
                                  --------------------------------------------

                                  Its   President
                                        --------------------------------------